UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, NE    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

1/31

Date of reporting period: 1/31/14

Item 1.  Reports to Stockholders.

Annual Report

January 31, 2014

1-866-263-9260

www.unusualfund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

TO SHAREHOLDERS OF THE

ADAPTIVE ALLOCATION FUND

January 31, 2014

2013 was a year of prominent divergence between the stock and bond markets.  Despite all of Washington’s “drama” dominating much of the headlines, U.S. equities posted a gain for the year, as the S&P 500 Total Return Index was up 21.5% for the 12 months ended January 31, 2014.  On the flip side, interest rate fluctuations led to a choppy year for bonds, as the Barclays Capital U.S. Aggregate Bond Total Return Index gained 0.1% for the same time period.

Over the past year, changes have been made to our models in an attempt to make them more responsive to market conditions.  Included in those modifications were changes to our US Small Cap Equity model and the addition of several new models, including one for the US Mid Cap Equity market.  When we create a new model, or significantly modify an existing one, we have to make a decision as to whether or not to take an entry into that model which had called for an entry at an earlier point in time.  We generally will not make that trade and instead wait for an exit, attempting to avoid the possibility of a late entry and an exit shortly thereafter, creating a loss for that trade. This situation occurred with both our US Small Cap and US Mid Cap models.  In retrospect, those signals, although having to be considered hypothetical, would have been winners.  Consequently, our Small Cap model was not fully invested, and our Mid Cap model was not invested at all during the second half of the year.

The total return for the Adaptive Allocation Fund (the “Fund”) Class C shares (net of fund expenses) for the 1 year period ended January 31, 2014 was a gain of 1.3%. The S&P 500 Total Return Index was up 21.5% and the Hedge Fund Research Inc. (“HFRI”) Macro Systematic Diversified Total Return Index was down 3.9% for the same period.  The Fund is not intended to correspond directly to any comparative index.  Performance of the S&P 500 Index varied relative to the Fund, primarily because the Index is not risk-managed.  The S&P 500 Index is a passive, long-only index and not widely diversified amongst different asset classes as it only contains large cap US equities. The Fund is an actively managed fund that utilizes defensive investment strategies with the goal to manage for risk and attempts to diversify investments amongst many asset classes.  Accordingly, the Fund underperformed the S&P 500 index since many of our investment models were defensively positioned for much of the year.  In addition, as mentioned previously, some of the changes made to our models were not fully implemented during the year.  The HFRI Index, comprised of actively-managed funds that utilize somewhat similar risk management strategies, may provide a better basis for comparison for an actively managed fund such as the Fund.  The down year for the HFRI Index, which includes more than 175 macro hedge fund managers employing sophisticated quantitative models to make investment decisions, may be indicative of the challenges the market presented for professional money managers utilizing active risk management strategies. Our outperformance relative to the HFRI Index was most likely the result of the Fund’s positions in Large Cap US Equity Index ETFs for much of the year, as well as the Fund’s defensive positioning in asset classes, such as Gold, that were down during the period.  Further return information for the Fund (net of fund expenses) and the S&P 500 and HFRI Macro Systematic Diversified Indices (neither of which include any fund expenses) for the period ended January 31, 2014, is presented on the following pages.

Taken as a whole, our models currently show a mixed market, with certain asset classes invested (US Large Cap Equity and, to a lesser degree, US Small Cap Equity, High Yield Corporate Bonds and High Yield Municipal Bonds), while others are positioned defensively (Real Estate Investment Trust, Gold, Oil/Gas Infrastructure, Emerging Markets, US Mid Cap Equity and Inflation Protected Bonds).  As trends change in each of the multiple asset classes in which we invest, we will enter or exit accordingly.  Keep in mind that there is no guarantee of future results.

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  A fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  There is neither a front end load nor a deferred sales charge for the Adaptive Allocation Fund Class C shares. The Class A shares are subject to a maximum front end load of 4.75%. Shares held for less than 90 days of both classes are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses such as the costs of investing in underlying funds), as stated in the fee table in the Fund’s prospectus dated May 31, 2013, is 2.97% for Class C shares and 2.22% for Class A shares.

For current performance information, please visit www.unusualfund.com or call toll-free 1-866-263-9260. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

Historical performance results for investment indices and/or categories have been provided for general comparison purposes only, and generally do not reflect the deduction of transaction and/or custodial charges, the deduction of an investment management fee, nor the impact of taxes, the incurrence of which would have the effect of decreasing historical performance results. It should not be assumed that your account holdings correspond directly to any comparative indices. Past performance may not be indicative of future results and does not reflect the impact of taxes on non-qualified accounts. The data herein is not guaranteed.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The S&P 500 Total Return Index is an unmanaged composite of 500-large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The HFRI Macro Systematic Diversified Total Return Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These strategies normally focus on instruments that are highly liquid with short holding periods. These strategies typically would expect to have no greater than a 35% investment in either dedicated currency or commodity exposures over a given market cycle.

The Barclays Capital U.S. Aggregate Bond Total Return Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market. It is an informational measure of broad market returns commonly applied to fixed income instruments. The index includes U.S. Treasuries, government-related issues, corporate bonds, agency mortgage-backed passthroughs (MBS), consumer asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).      0656-NLD-2/14/2014

Adaptive Allocation Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2014

The Fund's performance figures* for each of the periods ended January 31, 2014, compared to its benchmarks:

Annualized Average Returns:	One Year	Three Year	Five Year	Inception** - January 31, 2014	Inception*** - January 31, 2014
Adaptive Allocation Fund - Class C	1.34%	(2.99)%	6.66%	0.28%	N/A
Adaptive Allocation Fund - Class A	2.13%	(2.25)%	N/A	N/A	0.85%
Adaptive Allocation Fund - Class A w/ load	(2.70)%	(3.83)%	N/A	N/A	(0.42)%
Hedge Fund Research, Inc. (HFRI) Macro Systematic Diversified Total Return Index	(3.94)%	(2.50)%	(0.12)%	4.54%	0.23%
S&P 500 Total Return Index	21.52%	13.93%	19.19%	6.40%	14.03%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-866-263-9260.

** Inception date is February 24, 2006.
*** Inception date is March 25, 2010.

Holdings By Asset Class	% of Net Assets
Short-Term Investments	71.5%
Exchange Traded Funds	22.4%
Mutual Funds	6.4%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Adaptive Allocation Fund
PORTFOLIO OF INVESTMENTS
January 31, 2014
Shares		Value
	EXCHANGE TRADED FUNDS - 22.4%
	DEBT FUNDS - 6.2%
19,207	iShares iBoxx $ High Yield Corporate Bond ETF	$ 1,791,053

	EQUITY FUNDS - 16.2%
32,918	Direxion Daily S&P 500 Bull 3x Shares *	1,874,022
12,333	ProShares Ultra Russell2000 *	989,600
10,185	SPDR S&P 500 ETF Trust	1,814,763
		4,678,385

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,747,377)	6,469,438

	MUTUAL FUNDS - 6.4%
	DEBT FUNDS - 6.4%
116,415	Nuveen High Yield Municipal Bond Fund (Cost - $1,811,391)	1,847,496

	SHORT-TERM INVESTMENTS - 71.5%
	MONEY MARKET FUNDS - 71.5%
6,000,000	Fidelity Institutional Money Market Funds - Treasury Only Portfolio -
	Class I, 0.01% **	6,000,000
2,598,070	Goldman Sachs Financial Square Funds - Government Fund -
	Administrative Shares, 0.00% **	2,598,070
6,000,000	Goldman Sachs Financial Square Funds - Prime Obligations Fund -
	Administrative Shares, 0.01% **	6,000,000
6,000,000	Goldman Sachs Financial Square Funds -
	Treasury Instruments Fund, Administrative Shares, 0.01% **	6,000,000
	TOTAL SHORT-TERM INVESTMENTS (Cost - $20,598,070)	20,598,070

	TOTAL INVESTMENTS - 100.3% (Cost - $27,156,838) (a)	$ 28,915,004
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3) %	(76,125)
	NET ASSETS - 100.0%	$ 28,838,879

*	Non-income producing security.
**	Money Market Fund; Interest rate reflects seven-day effective yield on January 31, 2014.

ETF -	Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $27,156,838 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,758,166
	Unrealized depreciation:	-
	Net unrealized appreciation:	$ 1,758,166

See accompanying notes to financial statements.

Adaptive Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2014

ASSETS
Investment securities:
At cost	$ 27,156,838
At value	$ 28,915,004
Dividends and interest receivable	9,869
Prepaid expenses and other assets	16,102
TOTAL ASSETS	28,940,975

LIABILITIES
Investment advisory fees payable	24,790
Payable for Fund shares redeemed	17,499
Distribution (12b-1) fees payable	17,114
Payable for investments purchased	9,612
Fees payable to other affiliates	8,648
Shareholder servicing fee payable	5,705
Accrued expenses and other liabilities	18,728
TOTAL LIABILITIES	102,096
NET ASSETS	$ 28,838,879

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 29,460,572
Accumulated net investment loss	(63,925)
Accumulated net realized loss from security transactions	(2,315,934)
Net unrealized appreciation of investments	1,758,166
NET ASSETS	$ 28,838,879

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 2,997,620
Shares of beneficial interest outstanding	297,495
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a)	$ 10.08
Maximum offering price per share (maximum sales charge of 4.75%)	$ 10.58

Class C Shares:
Net Assets	$ 25,841,259
Shares of beneficial interest outstanding	2,631,570
Net Asset Value (Net Assets / Shares Outstanding), offering price
and redemption price per share (a)	$ 9.82

(a) Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Adaptive Allocation Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2014

INVESTMENT INCOME
Dividends	$ 317,091
Interest	1,123
TOTAL INVESTMENT INCOME	318,214

EXPENSES
Investment advisory fees	299,684
Distribution (12b-1) fees - Class C	199,654
Distribution (12b-1) fees - Class A	8,370
Shareholder servicing fees - Class C	66,552
Transfer agent fees	37,610
Administrative services fees	37,344
Professional fees	33,162
Accounting services fees	28,053
Registration fees	18,106
Printing and postage expenses	13,100
Compliance officer fees	12,240
Trustees' fees and expenses	8,984
Custodian fees	5,790
Insurance expense	2,408
Other expenses	2,055
TOTAL EXPENSES	773,112
NET INVESTMENT LOSS	(454,898)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	279,853
Net change in unrealized appreciation/(depreciation) of investments	624,566
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	904,419

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 449,521
See accompanying notes to financial statements.

Adaptive Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	January 31, 2014	January 31, 2013
FROM OPERATIONS
Net investment loss	$ (454,898)	$ (196,848)
Net realized gain (loss) from security transactions	279,853	(2,544,551)
Net change in unrealized appreciation (depreciation) of investments	624,566	(80,686)
Net increase (decrease) in net assets resulting from operations	449,521	(2,822,085)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	(20,054)
From net realized gains	-	(47,491)
Net decrease in net assets from distributions to shareholders	-	(67,545)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	132,817	879,817
Class C	277,946	2,651,933
Reinvestment of distributions to shareholders:
Class A	-	18,789
Class C	-	45,193
Payments for shares redeemed:
Class A	(970,676)	(6,136,295)
Class C	(1,547,924)	(2,050,488)
Redemption fee proceeds:
Class A	27	715
Class C	196	2,662
Net decrease in net assets from shares of beneficial interest	(2,107,614)	(4,587,674)

TOTAL DECREASE IN NET ASSETS	(1,658,093)	(7,477,304)

NET ASSETS
Beginning of Year	30,496,972	37,974,276
End of Year*	$ 28,838,879	$ 30,496,972
* Includes accumulated net investment loss of:	$ (63,925)	$ (60,801)

SHARE ACTIVITY
Shares Sold:
Class A	13,200	86,000
Class C	28,719	252,725
Shares Reinvested
Class A	-	1,951
Class C	-	4,772
Shares Redeemed:
Class A	(96,673)	(608,476)
Class C	(157,100)	(208,966)
Net decrease in shares of beneficial interest outstanding	(211,854)	(471,994)

See accompanying notes to financial statements.

Adaptive Allocation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	January 31,	January 31,	January 31,	January 31,
	2014	2013	2012	2011 (1)

Net asset value, beginning of period	$ 9.87	$ 10.62	$ 11.23	$ 10.15

Activity from investment operations:
Net investment income (loss) (2)	(0.08)	0.01	0.09	(0.02)
Net realized and unrealized
gain (loss) on investments	0.29	(0.72)	(0.33)	1.10
Total from investment operations	0.21	(0.71)	(0.24)	1.08

Paid-in-Capital from
redemption fees (2,3)	0.00	0.00	0.00	0.00

Less distributions from:
Net investment income	-	(0.03)	-	-
Net realized gains	-	(0.01)	(0.37)	-
Total distributions	-	(0.04)	(0.37)	-

Net asset value, end of period	$ 10.08	$ 9.87	$ 10.62	$ 11.23

Total return (4)	2.13%	(6.60)%	(2.09)%	10.64%	(7)

Net assets, end of period (000s)	$ 2,998	$ 3,759	$ 9,575	$ 4,064

Ratio of expenses to average
net assets (5)	1.91%	1.81%	1.81%	1.91%	(8)
Ratio of net investment income (loss)
to average net assets (5,6)	(0.83)%	0.08%	0.80%	(0.27)%	(8)

Portfolio Turnover Rate	79%	377%	215%	237%	(7)

(1)	The Adaptive Allocation Fund's Class A shares commenced operations on March 25, 2010.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $0.01 per share.
(4)	Total return shown excludes the effect of applicable sales load and redemption fees.
(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(7) Not annualized.
(8) Annualized.
See accompanying notes to financial statements.

Adaptive Allocation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	January 31,		January 31,		January 31,		January 31,		January 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of year	$ 9.69		$ 10.47		$ 11.16		$ 9.13		$ 7.38

Activity from investment operations:
Net investment loss (1)	(0.16)		(0.07)		(0.02)		(0.12)		(0.05)
Net realized and unrealized
gain (loss) on investments	0.29		(0.70)		(0.30)		2.15		1.80
Total from investment operations	0.13		(0.77)		(0.32)		2.03		1.75

Paid-in-Capital from:
redemption fees (1)	0.00	(5)	0.00	(5)	0.00	(5)	0.00	(5)	-

Less distributions from:
Net investment income	-		(0.00)	(5)	-		-		-
Net realized gains	-		(0.01)		(0.37)		-		-
Total distributions	-		(0.01)		(0.37)		-		-

Net asset value, end of year	$ 9.82		$ 9.69		$ 10.47		$ 11.16		$ 9.13

Total return (2)	1.34%		(7.29)%		(2.82)%		22.23%		23.71%

Net assets, end of year (000s)	$ 25,841		$ 26,738		$ 28,399		$ 25,117		$ 20,021

Ratio of expenses to average
net assets (3)	2.66%		2.56%		2.56%		2.66%		2.76%
Ratio of net investment loss
to average net assets (3,4)	(1.60)%		(0.70)%		(0.16)%		(1.15)%		(0.59)%

Portfolio Turnover Rate	79%		377%		215%		237%		164%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the year.
(2)	Total return shown excludes the effect of applicable redemption fees.
(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2014

1.

 ORGANIZATION

The Adaptive Allocation Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund seeks growth and risk-adjusted total return.  The Fund currently offers two classes of shares: Class A and Class C shares.  Class C shares commenced operations on February 24, 2006 and are offered at net asset value.  Class A shares commenced operations on March 25, 2010 and are offered at net asset value plus a maximum sales charge of 4.75%.  There are no sales charges on reinvested distributions.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Open-end mutual funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the Boards of Trustees of the Underlying Funds.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of January 31, 2014 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 6,469,438	$ -	$ -	$ 6,469,438
Mutual Funds	1,847,496	-	-	1,847,496
Short-Term Investments	20,598,070	-	-	20,598,070
Total Investments	$ 28,915,004	$ -	$ -	$ 28,915,004

The Fund did not hold any Level 2 or Level 3 securities during the year.  There were no transfers into or out of Level 1 or Level 2 during the year.  It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting year.

*Refer to the Portfolio of Investments for security classifications.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2011 through 2013 and during the year ended January 31, 2014 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2014, cost of purchases and proceeds from sales of Fund securities, other than short-term investments, amounted to $11,301,880 and $31,822,767, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Critical Math Advisors, LLC serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Trustees and officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until May 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 2.24% and 2.99% per annum of the Fund’s average daily net assets for Class A shares and Class C shares, respectively (the “Expense Limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than the Expense Limitation the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed the Expense Limitation.  If Fund Operating Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders.  As of January 31, 2014, no fees were required to be reimbursed under this agreement.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for each of the Class A and Class C shares ("12b-1 Plan" or "Plan").  The Plan provides for a monthly service and/or distribution fee at an annual rate of 0.25% of its average daily net assets attributable to Class A shares and 1.00% of its average daily net assets attributable to Class C shares.  Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs.  During the year ended January 31, 2014, Class A and Class C incurred $8,370 and $266,206, respectively, pursuant to the Plan.  A portion of the fee payable pursuant to the Plan applicable to Class C shares, equal to 0.25% of average daily net assets, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services. The Adviser may receive such service fees with respect to Fund accounts for which it provides shareholder servicing.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares and is an affiliate of GFS.  For the year ended January 31, 2014, the Distributor received $286 in underwriting commissions, of which $15 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.  The fees incurred by the Fund under the Custody Administration Agreement for the year ended January 31, 2014 were $1,460.  The Custodian fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund.  For the year ended January 31, 2014, the Fund assessed $27 for Class A shares and $196 for Class C shares in redemption fees.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2014	January 31, 2013
Ordinary Income	$ -	$ 63,807
Long-Term Capital Gain	-	-
Return of Capital	-	3,738
	$ -	$ 67,545

The difference between the book basis and tax basis character of distributions as of January 31, 2013 is primarily attributable to the tax treatment of short-term capital gains.

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2014

As of January 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital Loss	Other	Post October Loss	Unrealized	Total
Carry	Book/Tax	and	Appreciation/	Accumulated
Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ (2,078,050)	$ (4,831)	$ (296,978)	$ 1,758,166	$ (621,693)

The difference between book basis and tax basis accumulated net investment loss is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $4,831.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $237,884.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $59,094.

At January 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Expiration
$ 2,078,050	Non-Expiring

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended January 31, 2014 as follows:

Paid	Accumulated
In	Net Investment
Capital	Income (Loss)
$ (451,774)	$ 451,774

7.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Adaptive Allocation Fund

We have audited the accompanying statement of assets and liabilities of the Adaptive Allocation Fund (the “Fund”), a series of shares of beneficial interest in the Northern Lights Fund Trust, including the portfolio of investments, as of January 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and period in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Adaptive Allocation Fund as of January 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and period in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

March 27, 2014

Adaptive Allocation Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2014

As a shareholder of the Adaptive Allocation Fund, you incur two types of costs: (1) transaction costs, including sales loads and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Adaptive Allocation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2013 through January 31, 2014.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Adaptive Allocation Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 8/1/13	Ending Account Value 1/31/14	Expenses Paid During Period 8/1/13 – 1/31/14*	Fund’s Annualized Expense Ratio
Class A	$1,000.00	$ 1,005.00	$ 9.89	1.96%
Class C	$1,000.00	$ 1,001.00	$13.66	2.71%

Hypothetical (5% return before expenses)	Beginning Account Value 8/1/13	Ending Account Value 1/31/14	Expenses Paid During Period 8/1/13– 1/31/14*	Fund’s Annualized Expense Ratio
Class A	$1,000.00	$1,015.34	$ 9.94	1.96%
Class C	$1,000.00	$1,011.55	$13.73	2.71%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Adaptive Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2014

Adaptive Allocation Fund (Adviser – Critical Math Advisors, LLC)*

In connection with the regular meeting held on September 24 and 25, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Critical Math Advisors, LLC (“Critical Math”) and the Trust, with respect to the Adaptive Allocation Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Critical Math manages approximately $53 million in assets primarily in mutual funds which seek growth and risk adjusted total returns while preserving capital.  The Board reviewed the background information provided on the key investment personnel responsible for servicing the Fund and acknowledged their experience as financial planners and association with a broker-dealer, and noted that there have been no investment personnel changes since the last advisory contract approval.  The Trustees noted that Critical Math applies proprietary technical investment models using trend analysis, based on objective, rule based risk reduction techniques, to determine whether to invest in a particular asset class and what combination of multiple asset classes might provide optimal returns with acceptable levels of risk.  The Board acknowledged Critical Math’s proactive approach in continuing to develop additional technical models along with evaluating and making improvements to existing models as positive qualities.  The Trustees considered favorably that, while not all risks can be eliminated, Critical Math uses diversification among assets classes to help mitigate concentration risk and also uses defensive strategies when markets become volatile or non-trending when Critical Math may choose to be partly invested or not invested at all.  With respect to Fund compliance, they considered that Critical Math monitors compliance to the investment limitations by utilizing pre-trade checklists which help prevent deviations before they occur and it also conducts a daily review of the Fund’s holdings to identify and correct any deviations.  The Trustees reviewed Critical Math’s broker-dealer selection process and were satisfied that Critical Math’s approach covers multiple factors to determine best execution especially trade efficiency at minimal costs.  They noted that there have been no material compliance or litigation issues reported since the last contract approval.  The Board was satisfied with Critical Math’s overall knowledge of technical trend strategies and the importance it places on downside risk mitigation to protect shareholders capital in non-trending markets.  The Board concluded Critical Math will continue to provide quality services to the Fund and its shareholders.

Performance.  The Trustees reviewed Fund’s performance noting the MPT statistics indicate that Critical Math has done a good job of reducing the downside risk, but has done so at the expense of performance.  They noted that volatility measures show volatility to be similar to the Morningstar Moderate Allocation category, but the Sharpe ratio indicates that because the strategy has experienced many whipsaws, the Fund has received less return for the risk taken as compared to the category.  The Trustees considered that Critical Math is taking steps to reduce the number of whipsaws in hopes of providing better returns along with lower volatility.  The Trustees agreed that the Fund should continue to be monitored as it has not fully met the objective of growth and risk adjusted total return.

Fees and Expenses.  The Trustees noted the advisory fee charged to the Fund is 1.00%, which is higher than the average advisory fee charged by peer group funds, 0.90%, but within the range of fees, 0.00% - 1.85%.  They noted the fee is slightly lower than the Morningstar Multi-Alternative category average, 1.04%, but higher than the

Adaptive Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

January 31, 2014

average for the Morningstar Moderate Allocation category, 0.73%.  The Trustees also noted that the fee is in line with the fee charged by Critical Math to its SMA clients.  They considered that each of the Fund’s investors is a client of Critical Math, and as such, investors receive additional services in connection with their relationship with the Fund and Adviser, which may necessitate a premium.  After discussion, the Trustees concluded the advisory fee was reasonable.

Economies of Scale.  The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Fund and Critical Math’s targeted audience, the absence of breakpoints was not a concern at this time.  They further noted that a representative of Critical Math had agreed to discuss breakpoints as the assets in the Fund increase.  They concluded to monitor asset levels and discuss breakpoints in the future as economies are realized by the Fund.

Profitability.  The Trustees reviewed the profitability analysis provided by Critical Math for the Fund.  They again considered the unique relationship between Critical Math and the investors noting the additional benefits shareholders receive from Critical Math.  The Trustees noted the principals of Critical Math use the business revenue to pay themselves and run the business, so the gross revenue, in some regard, represents profit to the portfolio managers.  They further noted that no allocation of indirect costs was made, and if that were included Critical Math would, essentially, just break even.  The Trustees concluded the level of profitability from the Fund was not unreasonable.

Conclusion.  Having requested and received such information from Critical Math as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Adaptive Allocation Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Adaptive Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	106

AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	106	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	134

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	134	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	106	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	106	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

1/31/14 – NLFT_v1

Adaptive Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2014

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	106	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-263-9260.

1/31/14 – NLFT_v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-263-9260 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-263-9260.

INVESTMENT ADVISER

Critical Math Advisors, LLC

3840 Quakerbridge Road, Suite 130

Hamilton, NJ 08619

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mark Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $14,500

2013 - $14,500

2012 - $14,000

2011 - $14,000

(b)

Audit-Related Fees

2014 – None

2013 – None

2012 – None

2011 – None

 (c)

Tax Fees

2014 - $2,000

2013 - $2,000

2012 - $2,000

2011 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

2012

2011

Audit-Related Fees:

0.00%

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,000

2013 - $2,000

2012 - $2,000

2011 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/3/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/3/14